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                                                                   EXHIBIT 10.12

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           BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD.

                        CONTRACT NO. NT-AG-SFW-_________

                        FORM OF SOFTWARE SALES AGREEMENT

PARTY A  BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD.

ADDRESS 5TH FLOOR, UNION PLAZA, 20 CHAOWAI STREET, CHAOYANG DISTRICT, BEIJING 100020, THE PEOPLE'S REPUBLIC OF CHINA

ZIP CODE 100020         TELEPHONE   010-65887788

PARTY B  _______________________________________________________________________
ADDRESS  _______________________________________________________________________
ZIP CODE ________________ TELEPHONE ____________________________________________


      BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD. IS A HIGH TECHNOLOGY ENTERPRISE THAT SPECIALIZES IN PROVIDING E-COMMERCE PRODUCTS FOR THE IMPORT/EXPORT INDUSTRIES. IT IS THE DESIGNATED PARTNER OF THE "THREE DIGITIZATIONS PROJECT" OF THE STATE ADMINISTRATION FOR QUALITY SUPERVISION AND INSPECTION AND QUARANTINE OF THE PRC ("PRC INSPECTIONS ADMINISTRATION"). THE NINETOWNS E-DECLARATION SYSTEM SERIES SOFTWARE, WHICH WAS DEVELOPED BY IT, IS AN ENTERPRISE SOFTWARE FOR ELECTRONIC DECLARATION THAT HAS BEEN GRANTED AN EVALUATION CERTIFICATION AND ADMINISTRATIVE AUTHORIZATION BY THE PRC INSPECTIONS ADMINISTRATION.

      THE NINETOWNS E-DECLARATION SYSTEM VERSION 5.0 (ENGLISH NAME:
IDECLARE.CIQ, REFERRED TO BELOW AS IDECLARE.CIQ USES ADVANCED INTERNET TECHNOLOGY TO PERFORM GOVERNMENT DECLARATION SERVICES. IT IS A B2G INTEGRATED APPLICATION PRODUCT. IDECLARE.CIQ IS COMPOSED OF A CONTROL PANEL AND ANY NUMBER OF SERVICE FUNCTIONS, AND THE CONTROL PANEL CONTROLS ALL SERVICE FUNCTIONS. IT IS A PRODUCT SERIES THAT WAS DEVELOPED BY NINETOWNS COMPANY TO COPE WITH THE NEEDS OF CHINA'S DEVELOPING IMPORT/EXPORT INDUSTRIES UNDER THE NEW CIRCUMSTANCES.

      IDECLARE.CIQ USES MICROSOFT.NET TECHNOLOGY. IT NOT ONLY SUPPORTS PLUG AND PLAY FOR NEW FUNCTIONS, BUT ALSO CAN AUTOMATICALLY UPGRADE EXISTING FUNCTIONS. IT PERFORMS FUNCTIONS SUCH AS USER REGISTRATION MANAGEMENT AND ADVERTISEMENT RELEASES, HAS POWERFUL AND STABLE DATA COMMUNICATION FUNCTIONS AND A GOOD SMART HELP FUNCTION, AND IS VERY GOOD AT SOLVING E-DECLARATION PROBLEMS SUCH AS REMOTE SUPPORT, SYSTEM UPGRADING AND REMOTE REGISTRATION. ITS LAUNCH HAS MEANT THE BUILDING OF A COMPLETE FRAMEWORK FOR THE INTRODUCTION OF NEW ELECTRONIC DATA TRANSFER STANDARDS AND THE COMPLETION OF EXTENSIVE TECHNICAL PREPARATIONS FOR THE INITIATION OF OTHER GOVERNMENT ELECTRONIC SERVICE FIELDS.

I.    PRODUCT PRICE AND PAYMENT METHOD

1.    PRODUCT PRICE

PRODUCT NAME                           QUANTITY             UNIT PRICE                          TOTAL
IDECLARE.CIQ                              1             [RMB]4,500.00 EACH                  [RMB]4,500.00
ADDITIONAL INSTALLED COMPUTERS                          [RMB]         EACH                  [RMB]

TOTAL PRICE

2.    PAYMENT METHOD

      WITHIN _______ DAYS OF THE SIGNING DATE OF THE AGREEMENT, A LUMP-SUM PAYMENT IN FULL OF THE PRICE OF THE SOFTWARE IN THE TOTAL AMOUNT OF (IN WORDS)

      ______________________________________________________________________;

II.   THE OBLIGATIONS OF BOTH PARTIES
      (THE OBLIGATIONS OF PARTY A)

1. TO PROVIDE THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS) THAT HAS E-DECLARATION FUNCTION;

2. TO PROVIDE UPGRADES, INFORMATION RELEASES, NOTIFICATIONS, AND ANNOUNCEMENTS FOR PURCHASED E-DECLARATION FUNCTIONS;

3.    TO PROVIDE SYSTEM CODE UPGRADES AND SERVICE CODE UPGRADES;

4. TO PROVIDE OPERATION TRAINING MATERIALS IN ELECTRONIC FORM OR IN WRITING FOR THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS) THAT HAS AN E-DECLARATION FUNCTION;

5. TO BE RESPONSIBLE FOR A SINGLE INSTALLATION DEBUGGING OF THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS);

6. TO PROVIDE ON-SITE TRAINING TO PARTY B'S OPERATING STAFF AT THE TIME OF THE INSTALLATION AND DEBUGGING OF THE PRODUCT;

7.    TO CONDUCT UNSCHEDULED FOLLOW-UP CALL SURVEYS FOR ONE YEAR;

8. PARTY A'S BRANCHES WILL PROVIDE UNLIMITED TELEPHONE SUPPORT AND TELEPHONE TRAINING SERVICE DURING WORKING HOURS FOR ONE YEAR;

9. TO ACCEPT ALL FORMS OF COMPLAINTS BY PARTY B, INCLUDING EMAIL MESSAGES, DIRECT COMPLAINT CALLS AND WRITTEN OPINIONS ON ALL FEEDBACK FORMS, AND TO REPORT ON THE RESULTS OF RESOLUTION.

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                                                                   EXHIBIT 10.12
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        BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD
                        CONTRACT NO. NT-AG-SFW-________

         (THE OBLIGATIONS OF PARTY B)

10. PARTY B SHOULD PAY THE SOFTWARE PRICE IN FULL TO PARTY A AT THE TIME AGREED IN THE AGREEMENT;

11. PARTY B SHOULD USE THE SOFTWARE AND FUNCTIONS CORRECTLY IN ACCORDANCE WITH THE USER INSTRUCTIONS;

12. PARTY B SHOULD PROVIDE THE SYSTEM AND OPERATING ENVIRONMENT REQUIRED FOR THE IDECLARE.CIQ SOFTWARE; AND

13. PARTY B DOES NOT HOLD THE IDECLARE.CIQ COPYRIGHT, AND IT MAY NOT ASSIGN OR RESELL IT TO ANOTHER PARTY OR CONDUCT ANY OTHER DEVELOPMENT WORK BASED ON IT.

III.  EXEMPTION CLAUSES

      IN THE EVENT OF ANY OF THE FOLLOWING, PARTY A IS NOT REQUIRED TO ASSUME ANY RESPONSIBILITY.

1. THERE IS A LOSS CAUSED TO PARTY B IN THE USING PROCESS BY AN EXCHANGE PLATFORM BREAKDOWN, A GLOBAL NETWORK PROBLEM, OR A GOVERNMENT NETWORK FAILURE;

2. THERE IS AN OBSTACLE TO USE CAUSED BY PARTY B'S FAILURE TO PURCHASE THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS);

3. THERE IS A BREAKDOWN CAUSED BY PARTY B'S FAILURE TO INSTALL AND USE THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS) IN ACCORDANCE WITH THE USER INSTRUCTIONS;

4. THE SOFTWARE CANNOT BE APPLIED DUE TO A PROBLEM WITH PARTY B'S COMPUTER HARDWARE OR TO THE DYSFUNCTION OF ITS OPERATING SYSTEM OR ITS OPERATING SYSTEM BEING INFECTED WITH A VIRUS;

5. THERE ARE OTHER PRODUCT FAILURES OF THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS) DUE TO FORCE MAJEURE CAUSES SUCH AS NATURAL DISASTERS;

6. THERE IS AN OBSTACLE TO USE CAUSED BY THE FAILURE OF THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS) TO PERFORM THE FUNCTIONS WITHIN THE SCOPE OF THE INSTRUCTIONS;

7. THERE ARE OTHER OBSTACLES TO USE NOT CAUSED BY FUNCTIONAL PROBLEMS OF THE IDECLARE.CIQ FRAMEWORK SOFTWARE SYSTEM (INCLUDING THE APPLICATION PROGRAM MANAGER AND THE PURCHASED CORRESPONDING SERVICE FUNCTIONS);

8. IT IS IMPOSSIBLE FOR THE SOFTWARE OR FUNCTION TO MEET THE SPECIAL NEEDS OF PARTY B DUE TO RELEVANT REQUIREMENTS BY THE STATE REGULATORY AUTHORITIES CONCERNED;

9. DUE TO THE FEATURES OF THE COMPUTER SYSTEM, PARTY B SHOULD PROMPTLY BACK UP IMPORTANT DATA. IF PARTY B SUSTAINS A LOSS OF DATA BECAUSE OF ITS FAILURE TO BACK UP THE DATA, PARTY A CANNOT PROMISE TO RETRIEVE THE DATA;

10. THERE ARE DATA TRANSMISSION COSTS DUE TO THE USE OF THE COMMUNICATIONS PLATFORM OR GOVERNMENT COLLECTION.

IV.   LIABILITY FOR BREACH OF AGREEMENT

1. THE FAILURE TO PERFORM THE CONTRACTUAL PROVISIONS DUE TO PARTY A'S FAULT WILL BE REGARDED AS A BREACH OF AGREEMENT BY PARTY A. PARTY A WILL ASSUME THE LIABILITY FOR THE BREACH OF AGREEMENT, BUT THE COMPENSATION MAY NOT EXCEED THE PRICE THAT PARTY B PAID FOR THE PURCHASE OF THIS SOFTWARE PRODUCT;

2. THE INABILITY TO INSTALL DUE TO FAILURE BY PARTY B TO PROVIDE THE DEBUGGING ENVIRONMENT AS REQUIRED WILL BE REGARDED AS A BREACH OF AGREEMENT BY PARTY B, AND PARTY B WILL ASSUME THE LIABILITY FOR BREACH OF AGREEMENT.

V.    OTHER

1.    THIS AGREEMENT TAKES EFFECT ON THE DATE OF SIGNING BY BOTH PARTIES;

2.    THIS AGREEMENT CONSISTS OF TWO IDENTICAL COPIES, AND EACH PARTY KEEPS ONE
      COPY;

3. ANY DISPUTES ARISING FROM THIS AGREEMENT ARE SUBJECT TO THE LAWS OF THE PEOPLE'S REPUBLIC OF CHINA AND TO ARBITRATION BY THE PEOPLE'S COURT AT THE LOCATION OF PARTY A;

4. BOTH PARTIES AGREE THAT THEY WILL RESOLVE ANY MATTERS NOT COVERED BY THIS AGREEMENT THROUGH CONSULTATION IN ACCORDANCE WITH THE PRINCIPLE OF GOODWILL, AND THAT THEY WILL EXPRESS THEM IN THE FORM OF CONTRACT ANNEXES.

PARTY A:  BEIJING NINETOWNS PORTS SOFTWARE AND    PARTY B:
          AND TECHNOLOGY CO., LTD.

                                  (Signature)                        (Signature)
-----------------------------------------------   ------------------------------
REPRESENTATIVE OF PARTY A(SIGNATURE):             REPRESENTATIVE OF PARTY B
_______________________________________________   (SIGNATURE):
                                                  ______________________________
         ____ YEAR ___ MONTH ___ DAY               ____ YEAR ___ MONTH _____ DAY

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